July 28, 2015

STRATEGIC FUNDS, INC.

- DREYFUS CONSERVATIVE ALLOCATION FUND

- DREYFUS MODERATE ALLOCATION FUND

- DREYFUS GROWTH ALLOCATION FUND

Supplement to Summary and Statutory Prospectuses

dated January 1, 2015

The following information supplements the information contained under the sections entitled “Principal Investment Strategy – Equity Investments” and “Principal Investment Strategy – Fixed Income Investments,” respectively, in the funds’ summary prospectuses and statutory prospectus.

U.S. Large-Cap

Dreyfus Strategic Beta U.S. Equity Fund

Emerging Markets

Dreyfus Strategic Beta Emerging Markets Equity Fund

Global

Dreyfus Strategic Beta Global Equity Fund

International Fixed Income

Dreyfus Emerging Markets Debt U.S. Dollar Fund

July 28, 2015

STRATEGIC FUNDS, INC.

- DREYFUS CONSERVATIVE ALLOCATION FUND

- DREYFUS MODERATE ALLOCATION FUND

- DREYFUS GROWTH ALLOCATION FUND

August 1, 2014, as revised or amended

September 1, 2014, October 1, 2014, January 1, 2015, January 21, 2015,

February 1, 2015, April 1, 2015, April 27, 2015 and June 1, 2015

The following supplements the information contained in Part II of the funds' Statement of Additional Information under the section entitled “Certain Information About Underlying Funds”

Equity Investments

U.S. Large-Cap

Dreyfus Strategic Beta U.S. Equity Fund. The fund seeks long-term capital appreciation.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of U.S. companies. The fund's investment objective and the policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The fund considers U.S. companies to be those companies organized or with their principal place of business, or majority of assets or business, in the United States. The fund generally will hold stocks that have market capitalizations in excess of $4 billion, to the extent that this is consistent with market conditions. The fund's benchmark is the Standard & Poor's® 500 Composite Stock Price Index, a free float-adjusted, market capitalization-weighted index of 500 common stocks chosen to reflect the industries of the U.S. economy.

Mellon Capital Management Corporation serves as the fund’s Sub-Adviser.

Emerging Markets

Dreyfus Strategic Beta Emerging Markets Equity Fund.  The fund seeks long-term capital appreciation.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries. The fund's investment objective and the policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The fund considers emerging market countries to be all countries represented in the fund's benchmark index, the Morgan Stanley Capital International Emerging Markets Index, a free float-adjusted, market capitalization-weighted index designed to measure the equity performance of emerging market countries in Africa, Asia, Europe, Latin America, and the Middle East.

Mellon Capital Management Corporation serves as the fund’s Sub-Adviser.

Global

Dreyfus Strategic Beta Global Equity Fund.  The fund seeks long-term capital appreciation.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities issued by companies located throughout the world. The fund's investment objective and the policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. Under normal market conditions, the fund will invest significantly (at least 40% of its net assets) in non-U.S. companies and will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). The fund's benchmark is the Morgan Stanley Capital International World Index, a free float-adjusted, market capitalization-weighted index designed to measure the large-cap and mid-cap equity performance of certain developed market countries.

Mellon Capital Management Corporation serves as the fund’s Sub-Adviser.

Fixed Income Investments

International Fixed Income

Dreyfus Emerging Markets Debt U.S. Dollar Fund.  The fund seeks to maximize total return.

 To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in emerging market bonds and other debt instruments denominated in U.S. dollars, and in derivative instruments that provide investment exposure to such securities. The fund’s investment objective and the policy with respect to the investment of 80% of its net assets may be changed by the fund’s board, upon 60 days’ prior notice to shareholders. The fund’s investments in bonds and other debt instruments consist principally of U.S. dollar-denominated emerging market sovereign, quasi-sovereign and corporate bonds and notes, including loan participation notes (LPNs). Sovereign bonds are debt securities issued or guaranteed by foreign sovereign governments or their agencies, authorities, political subdivisions or instrumentalities, and supranational agencies. Quasisovereign bonds are issued typically by companies or agencies that may receive financial support or backing from a local government or in which the government owns a majority of the issuer’s voting shares. LPNs are interests in loans or other direct debt instruments relating to amounts owed by a corporate, governmental or other borrower to another party and generally are issued through special purpose vehicles sponsored by banks, broker-dealers or other financial firms. LPNs are the predominant form of corporate debt financing in certain emerging markets, particularly in Russia. The fund’s emerging market bond investments also may include bonds and other debt issued by central banks and other fixed-income securities or instruments that provide investment exposure to emerging market debt. The fund may enter into futures contracts and swap agreements to provide economic exposure similar to investments in sovereign and corporate emerging market debt.

Standish Mellon Asset Management Company LLC serves as the fund’s Sub-Adviser.